Exhibit 3.321

CERTIFICATE OF CONVEYANCE

PART I

1. LOCATION OF LAND BEING CONVEYED (Insert County or Baltimore City) Allegany County

2. TRANSFEROR Chalin, Inc.

3. TRANSFEREE Western Maryland Waste Systems, LLC

4. CERTIFICATE OF CONVEYANCE ACCOMPANYING: (PLEASE CHECK APPROPRIATE BOX)

ARTICLES OF MERGER	X ARTICLES OF TRANSFER

DOCUMENT EVIDENCING
MERGER OR CONSOLIDATION	ARTICLES OF CONSOLIDATION
OF FOREIGN CORPORATIONS
OR FOREIGN LIMITED PARTNERSHIPS

5. INTEREST IN LAND AFFECTED: (SHOWN SEPARATELY FOR EACH PARCEL A DEED REFERENCE AND BRIEF DESCRIPTION PREFERABLY AS SHOWN ON RECENT TAX BILL. ATTACH ADDITIONAL SHEETS IF NECESSARY.)

See attached Schedule A.

6. MAILING ADDRESS FOR RECEIPT OF TAX BILL:

NAME & ADDRESS

13810 Hazmat Drive, Cumberland, Maryland 21502

PART II

Is the a transfer of real property subject to agricultural transfer tax? (       YES X NO)

PART III

Is this a transfer of real property under a reorganization described in Section 368(A) of the Internal Revenue Code? (       YES… X NO)

NOTE: IF THE ANSWER TO THE QUESTION IN PART III IS YES, THEN THIS TRANSACTION IS NOT SUBJECT TO RECORDATION AND/OR TRANSFER TAX, SKIP THE REST OF THE QUESTIONS IN PART IV, AND PART V AND GO ON TO PART VI. IF THE ANSWER IS NO, CONTINUE ON WITH THE FOLLOWING QUESTIONS.

PART IV

FOR USE WHERE PROPERTY IS BEING CONVEYED BY MERGER OR CONSOLIDATION. (PLEASE CHECK APPLICABLE BOX)

1. Is this a merger of a Partnership into a Limited Liability Company where the identity of the members and allocation of profit and loss are identical for both entities? (       YES        NO)

NOTE: IF THIS ANSWER IS YES, THE TRANSACTION IS NOT SUBJECT TO TAX, SKIP THE REST OF PART IV AND ALL PART V AND COMPLETE PART VI. IF THE ANSWER IS NO, CONTINUE WITH THE FOLLOWING QUESTIONS.

2. Is this a merger where a partnership or limited liability company is a party to the merger? (       YES        NO)

NOTE: IF THE ANSWER TO QUESTION 2. IS YES, THE TRANSACTION IS TAXABLE AND THE TAX IS BASED ON THE VALUE OF THE PROPERTY AS DETERMINED BY THE DEPARTMENT AT THE DATE OF FINALITY IMMEDIATELY BEFORE THE DATE OF THE TRANSACTION. DO NOT ANSWER QUESTIONS 3, 4, AND 5.

3. Is this a merger or consolidation where recordation tax and, if then required to have been paid, transfer tax were paid when the corporation merging out of existence or the corporation consolidating acquired the real property? (       YES        NO)

4. Is this a merger of a parent corporation into its subsidiary corporation (       YES        NO)

5. Is this a merger where a subsidiary corporation is merging into a parent corporation and the parent corporation:

A) previously owned this real property? (       YES        NO)

B) owns the stock of the subsidiary and be owned that stock for a period greater than 18 months? (       YES        NO)

C) acquires the stock of a subsidiary corporation which has been in existence and has owned the real property for a period of 2 years? (       YES        NO)

NOTE: IF ALL ANSWERS TO QUESTIONS 3 THROUGH 5 ARE NO, THEN THIS IS A TRANSACTION THAT IS SUBJECT TO MARYLAND RECORDATION TAX, MARYLAND TRANSFER TAX, AND IF APPLICABLE, LOCAL TRANSFER TAX. THE TAXES ARE BASED ON THE VALUE OF THE PROPERTY AS DETERMINED BY THE DEPARTMENT AT THE DATE OF FINALITY IMMEDIATELY BEFORE THE DATE OF THE TRANSACTION. DO NOT COMPLETE PART V. GO ON TO PART VI. COMPLETE SECTIONS B, C & D OF PART VI IF THIS IS A TAXABLE TRANSACTION, IF IT IS NOT A TAXABLE TRANSACTION COMPLETE SECTION C & D OF PART VI.

PART V FOR USE WHERE REAL PROPERTY IS BEING CONVEYED BY ARTICLES OF TRANSFER.

1. Is this a transaction where real property of the corporation is being transferred for consideration and is subject to recordation and/or transfer taxes? ( X YES        NO)

NOTE: IF THE ANSWER TO QUESTION 1 IS YES, THE TRANSACTION IS TAXABLE AND THE TAX IS BASED ON THE CONSIDERATION PAID OR TO BE PAID. DO NOT ANSWER QUESTIONS 2, 3, AND 4. GO ON TO PART VI.

2. Is this a transaction where real property of the corporation is being transferred to its shareholder on the liquidation, dissolution or termination of that corporation? (       YES        NO)

NOTE: IF THE ANSWER TO QUESTION 2 IS NO SKIP 2A, 2B AND 2C. OTHERWISE CONTINUE WITH 2.

Is this real property being transferred to:

2A) a person who was an original shareholder of the corporation? (       YES        NO)

2B) a person who is a direct descendent or relative within 2 degrees of a person who was an original shareholder of the corporation?

(       YES        NO)

2C) a person who acquired the status of shareholder by gift or devise from an original shareholder of the corporation?

(       YES        NO)

3. Is this real property being transferred between a parent corporation and its subsidiary corporation or between 2 or more subsidiary corporations wholly owned by the same parent corporation and the parent is an original stockholder of the subsidiary corporation, or subsidiary corporations, or became a stockholder of the subsidiary corporation or subsidiary corporations for no consideration, nominal consideration or consideration that comprises only the issuance, cancellation, or surrender of stock of a subsidiary corporation?

(       YES        NO)

4. Is this a transfer from a subsidiary corporation to its parent corporation for no consideration, nominal consideration or consideration that comprises only the issuance, cancellation or surrender of a subsidiary’s stock where the parent corporation:

4A) previously owned the real property? (       YES        NO)

4B) owns the stock of the subsidiary and has owned that stock for a period greater than 18 months? (       YES        NO)

4C) acquired the stock of a subsidiary corporation which has been in existence and has owned the real property for a period of 2 years? (       YES        NO)

NOTE: THIS TRANSACTION IS NOT SUBJECT TO RECORDATION AND/OR TRANSFER TAX IF: (1.) THE ANSWER TO QUESTION 2 IS YES AND THE ANSWER TO ANY OF QUESTIONS 2A, 2B, 2C, 3, 4A, 4B, OR 4C IS YES; OR (2.) THE ANSWER TO QUESTION 2 IS NO AND THE ANSWER TO ANY OF QUESTIONS 3, 4A, 4B, OR 4C IS YES. IN ALL OTHER CASES, THE TRANSACTION IS SUBJECT TO MARYLAND RECORDATION TAX, MARYLAND TRANSFER TAX, AND IF APPLICABLE, LOCAL TRANSFER TAX. THE TAXES ARE ON THE VALUE OF THE PROPERTY AS DETERMINED BY THE DEPARTMENT AT THE DATE OF FINALITY IMMEDIATELY BEFORE THE DATE OF THE TRANSACTION. IN ALL CASES GO ON TO PART VI.

PART VI

COMPLETE SECTIONS A, B, C & D OF PART VI IF PART V QUESTION 1 WAS ANSWERED YES. COMPLETE ONLY SECTIONS B, C & D IF IT IS A TRANSACTION SUBJECT TO RECORDATION AND/OR TRANSFER TAX AND PART V QUESTION 1 WAS ANSWERED NO. IN ALL CASES COMPLETE SECTION C & D.

A) CONSIDERATION FOR REAL PROPERTY CONVEYED $1,200,000

B) VALUE OF REAL PROPERTY DETERMINED BY THE DEPARTMENT AT THE DATE OF FINALITY IMMEDIATELY BEFORE THE DATE OF THE TRANSACTION. $ 447,500

C) ALL PUBLIC TAXES DUE BY THE TRANSFEROR IN THE COUNTY WHERE THE REAL PROPERTY IS LOCATED  X  HAVE        HAVE NOT BEEN PAID. (PLEASE CHECK ONE)

ALL PERSONAL PROPERTY TAXES DUE BY THE TRANSFEROR IN THE COUNTY WHERE THE REAL PROPERTY IS LOCATED  X  HAVE        HAVE NOT BEEN PAID. (PLEASE CHECK ONE)

D) I HEREBY ACKNOWLEDGE AND AFFIRM UNDER THE PENALTIES OF PERJURY THAT TO THE BEST OF MY KNOWLEDGE, INFORMATION AND BELIEF, THE FOREGOING REPRESENTATIONS ARE TRUE.

Chalin, Inc.

(NAME OF CORPORATION)

(SIGNATURE AND TITLE)

(MUST BE OFFICER, AGENT OR ATTORNEY OF ONE OF THE PARTIES TO THE TRANSFER, MERGER OR CONSOLIDATION)

FOR OFFICE USE ONLY

MARYLAND RECORDATION TAX PAID:

MARYLAND TRANSFER TAX PAID:

LOCAL TRANSFER TAX PAID:

TOTAL:

Approved for record by

STATE DEPARTMENT OF ASSESSMENTS AND TAXATION

Revised 5/00

TILE NO. MD-239625-L

SCHEDULE A – DESCRIPTION

Revised 6/4/09

PARCEL 1 – Tax account # 06-049508	Deeds Liber 636, folio 607

ALL that lot or parcel of land lying and situated on the easterly side of Hazmat Drive, in Election District 7, Allegany County, Maryland and designated as Parcel No. 1, on the Planning Department Plat No. S-94-22, and being described as follows:

BEGINNING at a point standing on the easterly limits of Hazmat Drive, 20 ft. from the centerline thereof, and having Maryland Coordinates N 649,807.94, E. 288,674.15,

THENCE RUNNING with the easterly limits of Hazmat Drive, 20 ft. from the centerline thereof. N 25 degrees 16 minutes 51 seconds E - 827.17 feet to a point,

THENCE leaving said Hazmat Drive at right angles, S 64 degrees 43 minutes 09 seconds E - 41.54 feet to a point,

THENCE S 34 degrees 41 minutes 43 seconds E - 78.93 feet,

THENCE S 26 degrees 03 minutes 13 seconds W - 159.12 feet,

THENCE S 65 degrees 33 minutes 32 seconds E - 36.00 feet,

THENCE S 26 degrees 44 minutes 53 seconds W - 132.38 feet,

THENCE S 40 degrees 11 minutes 31 seconds E - 204.46 feet, thence S 22 degrees 09 minutes 29 seconds W - 136.07 feet,

THENCE S 21 degrees 11 minutes 52 seconds W - 70.08 feet,

THENCE N 64 degrees 45 minutes 03 seconds W - 168.04 feet,

THENCE S 25 degrees 15 minutes 01 seconds W - 206.03 feet,

THENCE N 64 degrees 43 minutes 09 seconds W - 170.82 feet to the place of beginning, containing 3.73 acres more or less.

(continued)

IT BEING a part of the same property conveyed by Celanese Fibers, Inc., to the Allegany County Commissioners by deed dated December 31, 1986 and recorded among the Land Records for Allegany County, Maryland in Deed Liber 564, Folio 181.

GRANTOR further conveys an easement of right-of-way at least twenty-five (25) feet in width for secondary access to and from Darrows Lane when the property or U.S. Route 220 are otherwise inaccessible, the location of which is depicted in Exhibit 1, attached hereto and made a part hereof.

GRANTOR covenants and agrees that primary public and private access to and from the subject Property and U.S. Route 220 by way of existing County roads shall not be permanently disrupted without Grantor having first conveyed to Grantee a permanent easement or right-of-way of at least twenty-five (25) feet in width providing for such access, the exact location of which shall be determined by agreement of Grantor and Grantee.

PARCEL II Tax account # 06-049540	Deeds Liber 636, folio 913

ALL that lot or parcel of land lying and situated on the easterly side of Hazmat Drive, in Election District 7, Allegany County, Maryland and designated as Parcel No. 2, on the Planning Department Plat No. S-94-22, and being described as follows:

BEGINNING at a point standing on the easterly limits of Hazmat Drive, 20 ft. from the centerline thereof, and having Maryland Coordinates N 649,582.73, E 288,567.78,

THENCE RUNNING with the easterly limits of Hazmat Drive, 20 ft. from the centerline thereof, N 25 degrees 16 minutes 51 seconds E - 249.06 feet to a point being the beginning point of Parcel No. 1,

THENCE leaving said Hazmat Drive at right angles S 64 degrees 43 minutes 09 seconds E 170.82 feet,

THENCE N 25 degrees 15 minutes 01 seconds E - 206.03 feet,

THENCE S 64 degrees 45 minutes 03 seconds E - 168.04 feet,

THENCE S 21 degrees 11 minutes 52 seconds W - 280.70 feet,

(continued)

THENCE N 64 degrees 45 minutes 03 seconds W - 187.88 feet,

THENCE S 25 degrees 15 minutes 01 seconds W - 175.01 feet,

THENCE N 64 degrees 44 minutes 55 seconds W - 170.95 feet, to the place of beginning containing 2.12 acres more or less.

IT BEING a part of the same property conveyed by Celanese Fibers, Inc., to the Allegany County Commissioners by deed dated December 31, 1986 and recorded among the Land Records for Allegany County, Maryland in Deed Liber 564, Folio 181.

GRANTOR further conveys an easement of right-of-way at least twenty-five (25) feet in width for secondary access to and from Darrows Lane when the Property or U.S. Route 220 are otherwise inaccessible, the location of which is depicted in Exhibit 1, attached hereto and made a part hereof.

GRANTOR covenants and agrees that primary public and private access to and from the subject Property and U.S. Route 220 by way of existing County roads shall not be permanently disrupted without Grantor having first conveyed to Grantee a permanent easement or right-of-way of at least twenty-five (25) feet in width providing for such access, the exact location of which shall be determined by agreement of Grantor and Grantee.

PARCEL III – Tax account # 06-050549	Deeds Liber 661, folio 359

ALL that lot or parcel of land lying and situated in Election District 6, Allegany County, Maryland and being described as follows:

BEGINNING for the same at a point at the end of the sixth line of the below described parcel, said point also being designated as point 34 on the plat which is attached hereto and made a part hereof, and

RUNNING THENCE N 25 degrees 14 minutes 45 seconds E - 175.01 feet to a point,

THENCE RUNNING S 64 degrees 45 minutes 20 seconds E - 187.90 feet to a point,

THENCE S 21 degrees 11 minutes 37 seconds W - 175.46 feet to a point,

THENCE RUNNING N 64 degrees 45 minutes 11 seconds W - 200.30 feet to the beginning containing 0.78 acres, all of which is shown on the plat which is attached hereto and made a part hereof.

IT BEING a part of the same property conveyed by Celanese Fibers, Inc., to the Allegany County Commissioners by deed dated December 31, 1986 and recorded among the Land Records for Allegany County, Maryland in Deed Liber 564, Folio 181 and subsequently leased to the University of Maryland for construction of Regional Fire Training Center by Agreement in 1989, said parcel being amended out of said Agreement by an Amendment to Lease Agreement dated March 12, 1998.

GRANTOR covenants and agrees that the permanent easements of rights-of-way contained in a Deed from the Board of County Commissioners of Allegany County to Chalin, Inc. dated December 22, 1995, and recorded in Liber 636, Folio 618, among the Land Records of Allegany County, Maryland, shall be for the benefit of, and appurtenant to, the property herein conveyed and the Grantee shall be specifically authorized to transfer the rights to said permanent easements of rights-of-way to its heirs, successors, and assigns, along with or independent of, any other rights which it may have to the property described in the Deed dated December 22, 1995, and recorded in Liber 636, Folio 618, among the Land Records of Allegany County, Maryland.

CORPORATE CHARTER APPROVAL SHEET

**EXPEDITED SERVICE** **KEEP WITH DOCUMENT**

DOCUMENT CODE 88 BUSINESS CODE

#

Close        Stock        Nonstock

P.A.        Religious

(Transferor)

Chalin, Inc.

D02439727

(Transferee)

Western Maryland Waste Systems, LLC

W12537544

New Name

FEES REMITTED
Base Fee: 25
Org. & Cap. Fee:
Expedite Fee:
Penalty:
State Recordation Tax:	3960
State Transfer Tax: 6000
Certified Copies
Copy Fee:
Certificates
Certificate of Status Fee:
Personal Property Filings:
Mail Processing Fee:
Other: 6000
Change of Name
Change of Principal Office
Change of Resident Agent
Change of Resident Agent Address
Resignation of Resident Agent
Designation of Resident Agent and Resident Agent’s Address
Change of Business Code
Adoption of Assumed Name
Other Change(s)
TOTAL FEES:	15985

Code

Credit Card                 Check X        Cash

1 Documents on 2 Checks

Approved By: 6

Keyed By:

COMMENT(S)

Attention:

Mail: Name and Address

HIDEY, COYLE & MONTELEONE

110 WASHINGTON STREET

CUMBERLAND MD 21502

THE QUEEN CITY LEASING CO., INC.

ARTICLES OF TRANSFER

ARTICLES OF TRANSFER entered into this 1st day of July, 2009, by and between THE QUEEN CITY LEASING CO., INC., a Maryland corporation, (“Transferor”) and WESTERN MARYLAND WASTE SYSTEMS, LLC, a Maryland limited liability company (“Transferee”).

THIS IS TO CERTIFY:

FIRST: Transferor does hereby agree to sell, assign and transfer substantially all of its property and assets to Transferee, its successors and assigns, as hereinafter set forth.

SECOND: The name, post office address and principal place of business of Transferee are: Western Maryland Waste Systems, LLC, 14108 Canal Road, SE, Cumberland, Maryland 21502.

THIRD: The name and state of incorporation or organization of each party to these Articles of Transfer are as follows:

Transferor is The Queen City Leasing Co., Inc., a corporation organized under the laws of the State of Maryland.

Transferee is Western Maryland Waste Systems, LLC, a limited liability company organized under the laws of the State of Maryland.

FOURTH: The nature and amount of the consideration to be paid, transferred, or issued by Transferee for the property and assets hereby transferred to it as set forth in Article NINTH herein is a 15.54% membership right and interest in Transferee having a value of Two Hundred Sixty-Four Thousand Five Hundred Forty-Seven Dollars and Seventy-Two Cents ($264,547.72) to be delivered to Transferor in accordance with the terms and conditions set forth in the Asset Transfer Agreement (“Agreement’’) between Transferee and Transferor dated July 1, 2009.

FIFTH: The principal office of Transferor is located at 14108 Canal Road, S.E., Cumberland, Allegany County, Maryland, 21502. Transferor does not own real property.

SIXTH: The principal office of Transferee is located at 14108 Canal Road, S.E., Cumberland, Allegany County, Maryland, 21502.

SEVENTH: A joint unanimous written informal action of Shareholders and the Board of Directors of Transferor, signed by all Shareholders and by all members of the Board, duly recommended, advised, approved, and authorized these Articles of Transfer, all in the manner and by the vote required by the Corporations and Associations Article of the Annotated Code of Maryland and the Charter of Transferor.

EIGHTH: The members of Transferee, by unanimous written action signed by all of the members thereof, duly adopted a resolution approving these Articles of Transfer, all in the manner and by the vote required by the Corporations and Associations Article of the Annotated Code of Maryland and the Articles of Organization and Operating Agreement of Transferee.

NINTH: In consideration of the issuance to Transferor of a 15.54% membership right and interest in Transferee having a value of Two Hundred Sixty-Four Thousand Five Hundred Forty-Seven Dollars and Seventy-Two Cents ($264,547.72), Transferor does hereby bargain, sell, deed, grant, convey, transfer, set over and assign to Transferee, its successors and assigns, substantially all of Transferor’s Assets (as defined in the Agreement), including but not limited to its Contracts, Customers, Customer Lists, Fixed Assets, Intangibles, and Receivables.

TENTH: These Articles of Transfer shall become effective upon acceptable by the Maryland Department of Assessments and Taxation.

ELEVENTH: These Articles of Transfer are executed, acknowledged, sealed and delivered in the State of Maryland by Transferor, a Maryland corporation, and Transferee, a Maryland limited liability company, and it is accordingly agreed that these Articles of Transfer shall be construed in accordance with the law applicable to contracts made and entirely to be performed with the State of Maryland.

IN WITNESS WHEREOF, THE QUEEN CITY LEASING INC. and WESTERN MARYLAND WASTE SYSTEMS, LLC, parties to these Articles of Transfer, have caused these Articles of Transfer to be signed and acknowledged in the name and in behalf of each party to these Articles of Transfer by their respective president or manager and attested by their respective secretary or member, as of this 1st day of July, 2009.

ATTEST:

Secretary

THE QUEEN CITY LEASING CO., INC.

By

BETH A. LEAKE,

President

WITNESS:

Member

WESTERN MARYLAND WASTE

SYSTEMS, LLC

By

CHARLES E. HOWELL, JR.

Managing Member

Co.,

THE UNDERSIGNED, President of The Queen City Leasing Inc., executed on behalf of said corporation the foregoing Articles of Transfer, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Transfer to be the corporate act of said corporation and further certifies that, to the best of her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under penalties of perjury.

BETH A. LEAKE, President

THE UNDERSIGNED, Managing Member of Western Maryland Waste Systems, LLC, executed on behalf of said limited liability company the foregoing Articles of Transfer, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said limited liability company, the foregoing Articles of Transfer to be the act of said limited liability company, and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

CHARLES E. HOWELL, JR.,

Managing Member

CORPORATE CHARTER APPROVAL SHEET

**EXPEDITED SERVICE** **KEEP WITH DOCUMENT**

DOCUMENT CODE 12 BUSINESS CODE

#

Close        Stock        Nonstock

P.A.        Religious

(Transferor)

The Queen City Leasing Co., Inc.

D00178137

(Transferee)

Western Maryland Waste Systems, LLC

W12537544

New Name

FEES REMITTED
Base Fee: 100
Org. & Cap. Fee:
Expedite Fee: 50
Penalty:
State Recordation Tax:
State Transfer Tax:
Certified Copies
Copy Fee:
Certificates
Certificate of Status Fee:
Personal Property Filings:
Mail Processing Fee:
Other:
Change of Name
Change of Principal Office
Change of Resident Agent
Change of Resident Agent Address
Resignation of Resident Agent
Designation of Resident Agent and Resident Agent’s Address
Change of Business Code
Adoption of Assumed Name
Other Change(s)
TOTAL FEES:	150

Code

Credit Card X        Check                Cash

       Documents on        Checks

Approved By: 15

Keyed By:

COMMENT(S):

Attention:

HIDEY, COYLE & MONTELEONE

110 WASHINGTON STREET

CUMBERLAND MD 21502-2931

HOWELL TRUCKING, INC.

ARTICLES OF TRANSFER

ARTICLES OF TRANSFER entered into this 1st day of July, 2009, by and between HOWELL TRUCKING, INC., a Maryland corporation, (“Transferor”) and WESTERN MARYLAND WASTE SYSTEMS, LLC, a Maryland limited liability company (“Transferee”).

THIS IS TO CERTIFY:

FIRST: Transferor does hereby agree to sell, assign and transfer substantially all of its property and assets to Transferee, its successors and assigns, as hereinafter set forth.

SECOND: The name, post office address and principal place of business of Transferee are: Western Maryland Waste Systems, LLC, 14108 Canal Road, SE, Cumberland, Maryland 21502.

THIRD: The name and state of incorporation or organization of each party to these Articles of Transfer are as follows:

Transferor is Howell Trucking, Inc., a corporation organized under the laws of the State of Maryland.

Transferee is Western Maryland Waste Systems, LLC, a limited liability company organized under the laws of the State of Maryland.

FOURTH: The nature and amount of the consideration to be paid, transferred, or issued by Transferee for the property and assets hereby transferred to it as set forth in Article NINTH herein is an 84.46% membership right and interest in Transferee having a value of Six Hundred Thirty-Five Thousand Two Hundred Fifty-Eight Dollars and Forty Cents ($635,258.40) to be delivered to Transferor in accordance with the terms and conditions set forth in the Asset Transfer Agreement (“Agreement”) between Transferee and Transferor dated July 1, 2009.

FIFTH: The principal office of Transferor is located at 14108 Canal Road, S.E., Cumberland, Allegany County, Maryland, 21502. Transferor does not own real property.

SIXTH: The principal office of Transferee is located at 14108 Canal Road, S.E., Cumberland, Allegany County, Maryland, 21502.

SEVENTH: A joint unanimous written informal action of Shareholders and the Board of Directors of Transferor, signed by all Shareholders and by all members of the Board, duly recommended, advised, approved, and authorized these Articles of Transfer, all in the manner and by the vote required by the Corporations and Associations Article of the Annotated Code of Maryland and the Charter of Transferor.

EIGHTH: The members of Transferee, by unanimous written action signed by all of the members thereof, duly adopted a resolution approving these Articles of Transfer, all in the manner and by the vote required by the Corporations and Associations Article of the Annotated Code of Maryland and the Articles of Organization and Operating Agreement of Transferee.

NINTH: In consideration of the issuance to Transferor of an 84.46% membership right and interest in Transferee having a value of Six Hundred Thirty-Five Thousand Two Hundred Fifty-Eight Dollars and Forty Cents ($635,258.40), Transferor does hereby bargain, sell, deed, grant, convey, transfer, set over and assign to Transferee, its successors and assigns, substantially all of Transferor’s Assets (as defined in the Agreement), including but not limited to its Contracts, Customers, Customer Lists, Fixed Assets, Intangibles, and Receivables.

TENTH: These Articles of Transfer shall become effective upon acceptance by the Maryland Department of Assessments and Taxation.

ELEVENTH: These Articles of Transfer are executed, acknowledged, sealed and delivered in the State of Maryland by Transferor, a Maryland corporation, and Transferee, a Maryland limited liability company, and it is accordingly agreed that these Articles of Transfer shall be construed in accordance with the law applicable to contracts made and entirely to be performed with the State of Maryland.

IN WITNESS WHEREOF, HOWELL TRUCKING, INC. and WESTERN MARYLAND WASTE SYSTEMS, LLC, parties to these Articles of Transfer, have caused these Articles of Transfer to be signed and acknowledged in the name and in behalf of each party to these Articles of Transfer by their respective president or manager and attested by their respective secretary or member, as of this 1st day of July, 2009.

ATTEST:

Secretary

HOWELL TRUCKING, INC.

By

CHARLES E. HOWELL, JR.,

President

WITNESS:

Member

WESTERN MARYLAND WASTE SYSTEMS, LLC

By

CHARLES E. HOWELL, JR.,

Managing Member

THE UNDERSIGNED, President of Howell Trucking, Inc., executed on behalf of said corporation the foregoing Articles of Transfer, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Transfer to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

CHARLES E. HOWELL, JR., President

THE UNDERSIGNED, Managing Member of Western Maryland Waste Systems, LLC, executed on behalf of said limited liability company the foregoing Articles of Transfer, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said limited liability company, the foregoing Articles of Transfer to be the act of said limited liability company, and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

CHARLES E. HOWELL, JR.,

Managing Member

CORPORATE CHARTER APPROVAL SHEET

**EXPEDITED SERVICE** **KEEP WITH DOCUMENT**

DOCUMENT CODE 12         BUSINESS CODE

#

Close        Stock        Nonstock

P.A.        Religious

(Transferor)

Howell Trucking, Inc.

D00282897

(Transferee)

Western Maryland Waste Systems, LLC

W12537544

New Name

FEES REMITTED
Base Fee: 100
Org. & Cap. Fee:
Expedite Fee: 50
Penalty:
State Recordation Tax:
State Transfer Tax:
Certified Copies
Copy Fee:
Certificates
Certificate of Status Fee:
Personal Property Filings:
Mail Processing Fee:
Other:
Change of Name
Change of Principal Office
Change of Resident Agent
Change of Resident Agent Address
Resignation of Resident Agent
Designation of Resident Agent and Resident Agent’s Address
Change of Business Code
Adoption of Assumed Name
Other Change(s)
TOTAL FEES:	150

Code

Credit Card X         Check                  Cash

         Documents on          Checks

Approved By: 15

Keyed By:

COMMENT(S):

Attention:

HIDEY, COYLE & MONTELEONE

110 WASHINGTON STREET

CUMBERLAND MD 21502-2931

CHALIN, INC.

ARTICLES OF TRANSFER

ARTICLES OF TRANSFER entered into this 1st day of July, 2009, by and between CHALIN, INC., a Maryland corporation, (“Transferor”) and WESTERN MARYLAND WASTE SYSTEMS, LLC, a Maryland limited liability company (“Transferee”).

THIS IS TO CERTIFY:

FIRST: Transferor does hereby agree to sell, assign and transfer substantially all of its property and assets to Transferee, its successors and assigns, as hereinafter set forth.

SECOND: The name, post office address and principal place of business of Transferee are: Western Maryland Waste Systems, LLC, 14108 Canal Road, SE, Cumberland, Maryland 21502.

THIRD: The name and state of incorporation or organization of each party to these Articles of Transfer are as follows:

Transferor is Chalin, Inc., a corporation organized under the laws of the State of Maryland.

Transferee is Western Maryland Waste Systems, LLC, a limited liability company organized under the laws of the State of Maryland.

FOURTH: The nature and amount of the consideration to be paid by Transferee for the property and assets hereby transferred to it as set forth in Article NINTH herein is One Million Two Hundred Thousand Dollars ($1,200,000) to be delivered to Transferor in accordance with the terms and conditions set forth in the Master Purchase Agreement (“Agreement”) dated May 8, 2009 to which Transferor and Transferee are parties.

FIFTH: The principal office of Transferor is located at 655 Parkview Avenue, Cumberland, Allegany County, Maryland, 21502. The only county in which Transferor owns property, title to which could be affected by the recording of an instrument among the Land Records, is Allegany County.

SIXTH: The principal office of Transferee is located at 14108 Canal Road, S.E., Cumberland, Allegany County, Maryland, 21502.

SEVENTH: A joint unanimous written informal action of Shareholders and the Board of Directors of Transferor, signed by all Shareholders and by all members of the Board, duly recommended, advised, approved, and authorized these Articles of Transfer, all in the manner and by the vote required by the Corporations and Associations Article of the Annotated Code of Maryland and the Charter of Transferor.

EIGHTH: The members of Transferee, by unanimous written action signed by all of the members thereof, duly adopted a resolution approving these Articles of Transfer, all in the manner and by the vote required by the Corporations and Associations Article of the Annotated Code of Maryland and the Articles of Organization and Operating Agreement of Transferee.

NINTH: In consideration of the payment to Transferor of One Million Two Hundred Thousand Dollars ($1,200,000), Transferor does hereby bargain, sell, deed, grant, convey, transfer, set over and assign to Transferee, its successors and assigns, substantially all (but not all) of Transferor’s assets consisting of the real property described in the attached Schedule A and the accompanying Certificate of Conveyance.

TENTH: These Articles of Transfer shall become effective upon acceptance by the Maryland Department of Assessments and Taxation.

ELEVENTH: These Articles of Transfer are executed, acknowledged, sealed and delivered in the State of Maryland by Transferor, a Maryland corporation, and Transferee, a Maryland limited liability company, and it is accordingly agreed that these Articles of Transfer shall be construed in accordance with the law applicable to contracts made and entirely to be performed with the State of Maryland.

IN WITNESS WHEREOF, CHALIN, INC. and WESTERN MARYLAND WASTE SYSTEMS, LLC, parties to these Articles of Transfer, have caused these Articles of Transfer to be signed and acknowledged in the name and in behalf of each party to these Articles of Transfer by their respective president or manager and attested by their respective secretary or member, as of this 1st day of July, 2009.

ATTEST:

Secretary

CHALIN, INC.

By

CHARLES E. HOWELL, JR.,

President

WITNESS:

Member

WESTERN MARYLAND WASTE

SYSTEMS, LLC

By

CHARLES E. HOWELL, JR.,

Managing Member

THE UNDERSIGNED, President of Chalin, Inc., executed on behalf of said corporation the foregoing Articles of Transfer, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Transfer to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

CHARLES E. HOWELL, JR., President

THE UNDERSIGNED, Managing Member of Western Maryland Waste Systems, LLC, executed on behalf of said limited liability company the foregoing Articles of Transfer, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said limited liability company, the foregoing Articles of Transfer to be the act of said limited liability company, and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

CHARLES E. HOWELL, JR.,

Managing Member

TITLE NO. MD-239625-L

SCHEDULE A – DESCRIPTION

Revised 6/4/09

PARCEL 1 – Tax account # 06-049508	Deeds Liber 636, folio 607

ALL that lot or parcel of land lying and situated on the easterly side of Hazmat Drive, in Election District 7, Allegany County, Maryland and designated as Parcel No. 1, on the Planning Department Plat No. S-94-22, and being described as follows:

BEGINNING at a point standing on the easterly limits of Hazmat Drive, 20 ft. from the centerline thereof, and having Maryland Coordinates N 649,807.94, E. 288,674.15,

THENCE RUNNING with the easterly limits of Hazmat Drive, 20 ft. from the centerline thereof. N 25 degrees 16 minutes 51 seconds E - 827.17 feet to a point,

THENCE leaving said Hazmat Drive at right angles, S 64 degrees 43 minutes 09 seconds E- 41.54 feet to a point,

THENCE S 34 degrees 41 minutes 43 seconds E - 78.93 feet,

THENCE S 26 degrees 03 minutes 13 seconds W - 159.12 feet,

THENCE S 65 degrees 33 minutes 32 seconds E - 36.00 feet,

THENCE S 26 degrees 44 minutes 53 seconds W - 132.38 feet,

THENCE S 40 degrees 11 minutes 31 seconds E - 204.46 feet, thence S 22 degrees 09 minutes 29 seconds W - 136.07 feet,

THENCE S 21 degrees 11 minutes 52 seconds W - 70.08 feet,

THENCE N 64 degrees 45 minutes 03 seconds W - 168.04 feet,

THENCE S 25 degrees 15 minutes 01 seconds W - 206.03 feet,

THENCE N 64 degrees 43 minutes 09 seconds W - 170.82 feet to the place of beginning, containing 3.73 acres more or less.

(continued)

IT BEING a part of the same property conveyed by Celanese Fibers, Inc., to the Allegany County Commissioners by deed dated December 31, 1986 and recorded among the Land Records for Allegany County, Maryland in Deed Liber 564, Folio 181.

GRANTOR further conveys an easement of right-of-way at least twenty-five (25) feet in width for secondary access to and from Darrows Lane when the property or U.S. Route 220 are otherwise inaccessible, the location of which is depicted in Exhibit 1, attached hereto and made a part hereof.

GRANTOR covenants and agrees that primary public and private access to and from the subject Property and U.S. Route 220 by way of existing County roads shall not be permanently disrupted without Grantor having first conveyed to Grantee a permanent easement or right-of-way of at least twenty-five (25) feet in width providing for such access, the exact location of which shall be determined by agreement of Grantor and Grantee.

PARCEL II Tax account # 06-049540	Deeds Liber 636, folio 913

ALL that lot or parcel of land lying and situated on the easterly side of Hazmat Drive, in Election District 7, Allegany County, Maryland and designated as Parcel No. 2, on the Planning Department Plat No. S-94-22, and being described as follows:

BEGINNING at a point standing on the easterly limits of Hazmat Drive, 20 ft. from the centerline thereof, and having Maryland Coordinates N 649, 582.73, E 288,567.78,

THENCE RUNNING with the easterly limits of Hazmat Drive, 20 ft. from the centerline thereof, N 25 degrees 16 minutes 51 seconds E - 249.06 feet to a point being the beginning point of Parcel No. 1,

THENCE leaving said Hazmat Drive at right angles S 64 degrees 43 minutes 09 seconds E 170.82 feet,

THENCE N 25 degrees 15 minutes 01 seconds E - 206.03 feet,

THENCE S 64 degrees 45 minutes 03 seconds E - 168.04 feet,

THENCE S 21 degrees 11 minutes 52 seconds W - 280.70 feet,

THENCE N 64 degrees 45 minutes 03 seconds W - 187.88 feet,

THENCE S 25 degrees 15 minutes 01 seconds W - 175.01 feet,

THENCE N 64 degrees 44 minutes 55 seconds W - 170.95 feet, to the place of beginning containing 2.12 acres more or less.

IT BEING a part of the same property conveyed by Celanese Fibers, Inc., to the Allegany County Commissioners by deed dated December 31, 1986 and recorded among the Land Records for Allegany County, Maryland in Deed Liber 564, Folio 181.

GRANTOR further conveys an easement of right-of-way at least twenty-five (25) feet in width for secondary access to and from Darrows Lane when the Property or U.S. Route 220 are otherwise inaccessible, the location of which is depicted in Exhibit 1, attached hereto and made a part hereof.

GRANTOR covenants and agrees that primary public and private access to and from the subject Property and U.S. Route 220 by way of existing County roads shall not be permanently disrupted without Grantor having first conveyed to Grantee a permanent easement or right-of-way of at least twenty-five (25) feet in width providing for such access, the exact location of which shall be determined by agreement of Grantor and Grantee.

PARCEL III – Tax account # 06-050549 Deeds Liber 661, folio 359

ALL that lot or parcel of land lying and situated in Election District 6, Allegany County,

Maryland and being described as follows:

BEGINNING for the same at a point at the end of the sixth line of the below described parcel, said point also being designated as point 34 on the plat which is attached hereto and made a part hereof, and

RUNNING THENCE N 25 degrees 14 minutes 45 seconds E - 175.01 feet to a point,

THENCE RUNNING S 64 degrees 45 minutes 20 seconds E - 187.90 feet to a point,

THENCE S 21 degrees 11 minutes 37 seconds W - 175.46 feet to a point,

THENCE RUNNING N 64 degrees 45 minutes 11 seconds W - 200.30 feet to the beginning containing 0.78 acres, all of which is shown on the plat which is attached hereto and made a part hereof.

IT BEING a part of the same property conveyed by Celanese Fibers, Inc., to the Allegany County Commissioners by deed dated December 31, 1986 and recorded among the Land Records for Allegany County, Maryland in Deed Liber 564, Folio 181 and subsequently leased to the University of Maryland for construction of Regional Fire Training Center by Agreement in 1989, said parcel being amended out of said Agreement by an Amendment to Lease Agreement dated March 12, 1998.

GRANTOR covenants and agrees that the permanent easements of rights-of-way contained in a Deed from the Board of County Commissioners of Allegany County to Chalin, Inc. dated December 22, 1995, and recorded in Liber 636, Folio 618, among the Land Records of Allegany County, Maryland, shall be for the benefit of, and appurtenant to, the property herein conveyed and the Grantee shall be specifically authorized to transfer the rights to said permanent easements of rights-of-way to its heirs, successors, and assigns, along with or independent of, any other rights which it may have to the property described in the Deed dated December 22, 1995, and recorded in Liber 636, Folio 618, among the Land Records of Allegany County, Maryland.

CORPORATE CHARTER APPROVAL SHEET

**EXPEDITED SERVICE** **KEEP WITH DOCUMENT**

DOCUMENT CODE 12 BUSINESS CODE

#

Close        Stock        Nonstock

P.A.        Religious

(Transferor)

Chalin, Inc.

D02439727

(Transferee)

Western Maryland Waste Systems, LLC

W12537544

New Name

FEES REMITTED

Base Fee:        100

Org. & Cap. Fee:

Expedite Fee: 50

Penalty:

State Recordation Tax:

State Transfer Tax:

Certified Copies

Copy Fee:

Certificates

Certificate of Status Fee:

Personal Property Filings:

Mail Processing Fee:

Other:

       Change of Name

       Change of Principal Office

       Change of Resident Agent

       Change of Resident Agent Address

       Resignation of Resident Agent

       Designation of Resident Agent and Resident Agent’s Address

       Change of Business Code

       Adoption of Assumed Name

       Other Change(s)

TOTAL FEES:                    150

Code

Credit Card Check X Cash
Documents on Checks
Approved By:
Keyed By:
COMMENT(S):

Attention:

HIDEY, COYLE & MONTELEONE

110 WASHINGTON STREET

CUMBERLAND MD 21502

RESOLUTION TO CHANGE PRINCIPAL OFFICE OR RESIDENT AGENT

State ID #: W12537544

The directors/stockholders/general partner/authorized person of WESTERN MARYLAND WASTE SYSTEMS, LLC

(Name of Entity)

organized under the laws of Maryland, passed the following resolution:

(State)

[CHECK APPLICABLE BOX(ES)]

☐ The principal office is changed from: (old address)

to: (new address)

☒ The name and address of the resident agent is changed from:

W. Stevens Hidey

110 Washington Street, Cumberland, MD 21502

to:

CSC-Lawyers Incorporating Service Company

7 St Paul Street, Suite 1660, Baltimore, MD 21202

I certify under penalties of perjury the foregoing is true.

Secretary or Assistant Secretary

General Partner

Authorized Person

Blanca Lozada, Authorized Person

I hereby consent to my designation in this document as resident agent for this entity.

CSC-Lawyers Incorporating Service Company

SIGNED BY:

Resident Agent

Grace E. Kirby, Assistant VP

CORPORATE CHARTER APPROVAL SHEET

**KEEP WITH DOCUMENT**

DOCUMENT CODE 80 BUSINESS CODE

# W12537544

Close        Stock        Nonstock

P.A.        Religious

Merging (Transferor)

Surviving (Transferee)

New Name

FEES REMITTED

Base Fee:        25

Org. & Cap. Fee:

Expedite Fee:

Penalty:

State Recordation Tax:

State Transfer Tax:

Certified Copies

Copy Fee:

Certificates

Certificate of Status Fee:

Personal Property Filings:

Mail Processing Fee:

Other:

       Change of Name

       Change of Principal Office

X    Change of Resident Agent

X    Change of Resident Agent Address

       Resignation of Resident Agent

       Designation of Resident Agent and Resident Agent’s Address

       Change of Business Code

       Adoption of Assumed Name

       Other Change(s)

TOTAL FEES:                    25

Code Credit Card Check Cash 7 Documents on Checks Approved By: 005 Keyed By: COMMENT(S)
Attention:

CSC (UNITED STATES CORPORATION)

WILMINGTON

STE. 400

2711 CENTERVILLE ROAD

WILMINGTON DE 19808

WESTERN Maryland WASTE SYSTEMS, LLC

Articles of Organization

The undersigned, being authorized to execute and file these Articles, hereby certifies that:

FIRST: The name of the limited liability company (hereinafter referred to as the “Company”) is “Western Maryland Waste Systems, LLC.”

SECOND: The purpose for which the Company is formed is to construct, own, and operate a solid waste transfer station, and to do any and all things necessary, convenient, or incidental to that purpose.

THIRD: The address of the principal office of the Company in this State is 14108 Canal Road, S.E., Cumberland, Maryland 21502.

FOURTH: The name and address of the resident agent of the Company are W. Stevens Hidey, 110 Washington Street, Cumberland, Maryland 21502.

FIFTH: Pursuant to § 4A-401(a)(3) of the Maryland Limited Liability Company Act, no member of the Company shall be an agent of the Company solely by virtue of being a member, and no member shall have authority to act for the Company solely by virtue of being a member.

IN WITNESS WHEREOF, I have signed these Articles of Organization and acknowledged them to be my act this 13th day of May, 2008.

W. STEVENS HIDEY

I hereby consent to my designation as resident agent in Maryland for the above-named limited liability company

W. STEVENS HIDEY

CORPORATE CHARTER APPROVAL SHEET

**EXPEDITED SERVICE** **KEEP WITH DOCUMENT**

DOCUMENT CODE 40 BUSINESS CODE 20

#

Close        Stock        Nonstock

P.A.        Religious

Merging (Transferor)

Surviving (Transferee)

New Name

FEES REMITTED

Base Fee:            100

Org. & Cap. Fee:

Expedite Fee: 50

Penalty:

State Recordation Tax:

State Transfer Tax:

Certified Copies

Copy Fee:

Certificates

Certificate of Status Fee:

Personal Property Filings:

Mail Processing Fee:

Other:

       Change of Name

       Change of Principal Office

       Change of Resident Agent

       Change of Resident Agent Address

       Resignation of Resident Agent

       Designation of Resident Agent and Resident Agent’s Address

       Change of Business Code

       Adoption of Assumed Name

       Other Change(s)

TOTAL FEES:                    150

Code Credit Card X Check Cash 7 Documents on Checks Approved By: 15 Keyed By: COMMENT(S):
Attention:

HIDEY COYLE & MONTELEONE

110 WASHINGTON ST

CUMBERLAND MD 21502-2931